UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 29, 2007

ION Media Networks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13452	59-3212788
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 Clearwater Park Road, West Palm Beach, Florida		33401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561-659-4122

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K of ION Media Networks, Inc. is being filed to correct the Exhibit Index of the Current Report on Form 8-K filed by ION Media Networks, Inc. on March 30, 2007 (the "Prior Form 8-K"). This Amendment No. 1 to the Current Report on Form 8-K amends and restates in its entirety the Prior Form 8-K.

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On March 29, 2007, the Company received a letter from NBC Universal, Inc. ("NBCU") and Citadel Limited Partnership amending their January 17, 2007 proposal, as previously amended by letter to the Company dated February 22, 2007, for a restructuring of the Company's outstanding preferred and common stock that, if implemented, would include a tender offer for the shares of the Company's Class A common stock on the terms contemplated by the November 7, 2005 restructuring transaction among the Company, NBCU and Lowell W. Paxson and his affiliates.

The amended proposal is being evaluated by the Company's board of directors and the special committee of the board that was formed in June 2006 to explore potential strategic transactions and pursue third party expressions of interest in the Company. The transactions contemplated by the amended proposal would be subject to numerous conditions, risks and uncertainties, and there is no assurance that the amended proposal would be approved by the Company's board of directors, or that any proposal that may ultimately be approved by the Company's board of directors will actually be consummated.

The foregoing description of the letter amending the proposal is not complete and is qualified in its entirety by reference to the full text of the letter, which is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following item is furnished as an Exhibit to this report:

99.1 Letter, dated March 29, 2007, from Citadel Limited Partnership and NBC Universal, Inc. to the Board of Directors of ION Media Networks, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ION Media Networks, Inc.

March 30, 2007	By:	Adam K. Weinstein

Name: Adam K. Weinstein
Title: Senior Vice President, Secretary and Chief Legal Officer

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Exhibit Index

Exhibit No.	Description

99.1	Letter, dated March 29, 2007, from Citadel Limited Partnership and NBC Universal, Inc. to the Board of Directors of ION Media Networks, Inc.